USAA MUTUAL FUNDS TRUST

USAA Science & Technology Fund Supplement dated February 12, 2021 to the Summary Prospectus dated December 1, 2020

as Supplemented January 7, 2021

Effective February 12, 2021, reference to Wasif Latif as a portfolio manager for the USAA Science & Technology Fund is removed.

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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